SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2006

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NORTHEAST UTILITIES

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(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-5324	04-2147929
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(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                        01105

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(Address of principal executive offices)  (Zip Code)

(860) 665-5000

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 5 -

Corporate Governance and Management

Item 5.02 -

Departure of Principal Officer; Appointment of Principal Officer

On May 30, 2006, John P. Stack, Vice President-Accounting and Controller of Northeast Utilities, left the company. David R. McHale, Senior Vice President and Chief Financial Officer, is assuming the duties of principal accounting officer of Northeast Utilities until a replacement is named for Mr. Stack.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Gregory B. Butler
Name: Gregory B. Butler Title: Senior Vice President and General Counsel

Date:  May 30, 2006